SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2004


                            STRUCTURED PRODUCTS CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                            001-32082            13-3692801
 ------------------------------      ---------------      ---------------------
(State or other jurisdiction of     (Commission File     (IRS Employer
 incorporation or organization)      Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

Item 1.   Changes in Control of Registrant.
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          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
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          Not Applicable.

Item 3.   Bankruptcy or Receivership.
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          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
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          Not Applicable.

Item 5.   Other Events.
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          The issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.
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          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
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          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1. Trustee's Distribution Report with respect to the June 1, 2004 Distribution Date for the CorTS Trust III for IBM Debentures


Item 8.   Change in Fiscal Year
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          Not Applicable.

Item 9.   Regulation FD Disclosure
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          Not Applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   By:  /s/ Mark C. Graham
                                                     ---------------------------
                                                     Name:  Mark C. Graham
                                                     Title: Authorized Signatory







June 1, 2004

                                 EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----
   1      Trustee's   Report   with   respect  to  the  June  1,  2004        6
          Distribution Date for the CorTS Trust III for IBM Debentures

                                   Exhibit 1

To the Holders of:
CorTS Trust III for IBM Debentures
7.20% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081Q207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for IBM Debentures, hereby gives notice with respect to the Distribution Date of June 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal             Interest           Total Distribution
          $ 0.000000            $ 0.900000         $ 0.900000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $95,480,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 3,779,416 Certificates representing $94,485,400 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.